UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2006

Oramed Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50298
(Commission File Number)

98-0376008
(IRS Employer Identification No.)

2 Elza Street, Jerusalem, Israel 93706
(Address of principal executive offices and Zip Code)

972-54-7909058
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On October 26, 2006, we entered into an agreement whereby Swiss Caps Ag has agreed to manufacture oral gel capsules for clinical testing of our oral insulin project. The agreement with Swiss Caps Ag is attached as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

10.1	Clinical Trial Manufacturing Agreement dated October 30, 2006

99.1	Press Release dated November 2, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oramed Pharmaceuticals Inc.

By: /s/ Nadav Kidron

Nadav Kidron
President, CEO and Director

Date: November 1, 2006

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